UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 25, 2005

FIRST SECURITY BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)
Kentucky	000-49781	61-1364206

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

318 East Main Street	Lexington, Kentucky	40507

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (859) 367-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The following information is furnished pursuant to paragraphs (b) and (c) of Item 5.02:

              On April 25, 2005, John G. Sullivan tendered his resignation as the Executive Vice President and Chief Financial Officer of First Security Bancorp, Inc. and First Security Bank, effective May 10, 2005, in order accept employment in California.

              Upon Mr. Sullivan's departure, Kristie Eubank, Controller, will serve as Acting CFO until a permanent replacement is found. Ms. Eubank has been with First Security Bank since August 2003, first as an accountant and then, since March 2004, as Controller. From March 2001 until October, 2002, she was employed by Lodestar Energy as a financial analyst, and from February 1997 until March 2000, she was an employee of Clark Material.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC. (Registrant)
Date: April 28, 2005	By:/s/ R. Douglas Hutcherson R. Douglas Hutcherson, President and Chief Executive Officer

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